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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 July 11, 2001

               Date of Report (Date of earliest event reported)

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                         WATSON PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

        Nevada                       0-20045                    95-3872914
(State or other Jurisdiction  (Commission File Number)        (IRS Employer
of Incorporation)                                         Identification Number)

       311 Bonnie Circle                                            92880
       Corona, California                                        (Zip Code)
(Address of principal executive
           offices)

                                (909) 270-1400
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibits.
     --------

        99.1  Stipulated and Agreed Order of Judgment filed July 11, 2001.


Item 9. Regulation FD Disclosure.

     On December 2, 1999 and February 5, 2001, Glaxo Wellcome, Inc. filed patent infringement actions against Watson Pharmaceuticals, Inc.'s subsidiary, Watson Laboratories, Inc.- Ohio, in the United States District Court for the Southern District of Ohio (collectively the "Litigation"), alleging infringement of United States Letters Patent No. 5,427,798 and United States Reissue Patent No. Re. 33,994. On or about July 3, 2001, the parties entered into a settlement of the Litigation and on July 11, 2001, the court entered and filed the Stipulated and Agreed Order of Judgment that is attached as Exhibit 99.1 to this Form 8-K and is herein incorporated by reference. Other than as set forth in the attached Judgment, the terms of the settlement are confidential.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 12, 2001               WATSON PHARMACEUTICALS, INC.



                                    By: /s/ Robert C. Funsten
                                       --------------------------------------
                                       Robert C. Funsten
                                       Senior Vice President, General Counsel
                                       and Secretary

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